Schedule of Investments(a)
September 30, 2024
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.65%
Building Products–0.06%
Resideo Technologies, Inc.(b)	619	$12,467
Commodity Chemicals–0.02%
AdvanSix, Inc.	155	4,709
Construction & Engineering–1.58%
Fluor Corp.(b)	7,521	358,827
Diversified Banks–0.68%
HSBC Holdings PLC, ADR (United Kingdom)	3,384	152,923
Health Care Distributors–0.27%
Cardinal Health, Inc.	558	61,670
Health Care Equipment–0.49%
Baxter International, Inc.	2,937	111,518
Health Care Services–1.08%
Cigna Group (The)	708	245,279
Industrial Conglomerates–3.36%
Honeywell International, Inc.	3,678	760,279
Industrial Gases–17.44%
Air Products and Chemicals, Inc.	13,274	3,952,201
Industrial Machinery & Supplies & Components–2.82%
SPX Technologies, Inc.(b)	4,007	638,956
Integrated Oil & Gas–6.66%
BP PLC, ADR	9,924	311,514
Exxon Mobil Corp.	10,213	1,197,168
		1,508,682
IT Consulting & Other Services–4.39%
International Business Machines Corp.	4,407	974,300
Kyndryl Holdings, Inc.(b)	885	20,337
		994,637
Oil & Gas Drilling–0.01%
Transocean Ltd.(b)	648	2,754
Oil & Gas Equipment & Services–4.74%
Baker Hughes Co., Class A	4,515	163,217
Shares		Value
Oil & Gas Equipment & Services–(continued)
Halliburton Co.	17,759	$515,899
Schlumberger N.V.	9,422	395,253
		1,074,369
Oil & Gas Exploration & Production–9.33%
APA Corp.	7,723	188,905
Hess Corp.	14,174	1,924,829
		2,113,734
Packaged Foods & Meats–16.24%
McCormick & Co., Inc.	44,722	3,680,621
Pharmaceuticals–16.12%
Johnson & Johnson	7,951	1,288,539
Merck & Co., Inc.	14,517	1,648,551
Organon & Co.	1,457	27,872
Pfizer, Inc.	22,614	654,449
Viatris, Inc.	2,810	32,624
		3,652,035
Semiconductors–5.82%
Intel Corp.	56,176	1,317,889
Specialty Chemicals–6.75%
International Flavors & Fragrances, Inc.	14,563	1,528,096
Timber REITs–1.79%
Weyerhaeuser Co.	11,998	406,252
Total Common Stocks & Other Equity Interests (Cost $321,608)		22,577,898
Money Market Funds–3.50%
Invesco Government & Agency Portfolio, Institutional Class, 4.84%(c)(d)	278,540	278,540
Invesco Treasury Portfolio, Institutional Class, 4.78%(c)(d)	515,293	515,293
Total Money Market Funds (Cost $793,833)		793,833
TOTAL INVESTMENTS IN SECURITIES–103.15% (Cost $1,115,441)		23,371,731
OTHER ASSETS LESS LIABILITIES—(3.15)%		(713,524)
NET ASSETS–100.00%		$22,658,207

Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying notes which are an integral part of this schedule.
Invesco Exchange Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended September 30, 2024.

	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value September 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$17,746	$390,167	$(129,373)	$-	$-	$278,540	$1,481
Invesco Liquid Assets Portfolio, Institutional Class	10,687	78,211	(88,890)	(6)	(2)	-	693
Invesco Treasury Portfolio, Institutional Class	20,281	671,199	(176,187)	-	-	515,293	1,984
Total	$48,714	$1,139,577	$(394,450)	$(6)	$(2)	$793,833	$4,158

(d)	The rate shown is the 7-day SEC standardized yield as of September 30, 2024.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Exchange Fund

Notes to Quarterly Schedule of Portfolio Holdings
September 30, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events due to market movements occur, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of September 30, 2024, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Exchange Fund